UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Aclaris Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71003-P28022 ACLARIS THERAPEUTICS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 ACLARIS THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET You invested in ACLARIS THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Vote Virtually at the Meeting* June 5, 2025 9:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/ACRS2025 Get informed before you vote View the Notice and Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71004-P28022 1. Election of Directors For Nominees: 01) Neal Walker 02) Andrew Schiff 03) William Humphries 2. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying the proxy card. For 3. To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 200,000,000 shares to 400,000,000 shares. For 4. To approve the Aclaris Therapeutics, Inc. 2025 Equity Incentive Plan. For 5. To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Aclaris Therapeutics, Inc. for its fiscal year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.